The Sentinel Funds

Class A, Class C, Class S and Class I

Supplement dated August 9, 2012

to the Statement of Additional Information dated March 29, 2012, as supplemented June 30, 2012

Effective immediately, the section of the Statement of Additional Information entitled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Manager Compensation.

All portfolio managers are compensated by a combination of fixed salaries and incentive compensation. The fixed salary portion of compensation is generally based on comparative investment management industry data. Portfolio managers who manage more than one Fund and/or also manage accounts for National Life and its affiliates have a share of their salaries based on the amount of assets managed for each area and each type of investment or Fund. The determination of these allocations is in the best judgment of and at the discretion of the Adviser's chief executive officer.

Incentive compensation can be a significant portion of total compensation. Incentive compensation with respect to the management of the Funds is primarily based on pre-tax investment performance relative to Morningstar ratings and rankings. Relative results for the most recent 1-, 3- and 5-year periods are taken into account, with 25% based on the 1-year relative performance, 50% based on the 3-year relative performance, and 25% based on the 5-year relative performance. Generally, no incentive compensation is paid for performance below a 50% Morningstar percentile ranking, although the Adviser’s chief executive officer has some discretion to adjust this threshold under certain circumstances. The 1- and, if applicable, 3-year performance may be weighted more significantly for a new Fund prior to its 3-year and/or 5-year anniversary. The incentive compensation of portfolio managers involved in management of more than one Fund or who also manage accounts for National Life and its affiliates may be based on the performance of one or more Funds or other accounts, in the discretion of management. Mr. Manion's incentive compensation is based primarily on the performance of the Common Stock Fund, and to a lesser extent, on the performance of the Conservative Strategies Fund. Ms. O'Campo and Ms. Roper's incentive compensation is based on the performance of the Common Stock Fund. Ms. Hersam's incentive compensation is based on the performance of the Small Company Fund and on the performance of the Mid Cap Fund. Ms. Schapiro's incentive compensation is based primarily on the performance of the International Equity Fund, and to a lesser extent, on the performance of the Conservative Strategies Fund. Ms. Hill's incentive compensation is based primarily on the performance of the Capital Growth Fund, and to a lesser extent, on the performance of the Growth Leaders Fund. Mr. Brownlee's incentive compensation is based in part on the performance of the Government Securities Fund, in part on the performance of the Conservative Strategies Fund, and in part on the performance of National Life fixed income accounts. Mr. Doiron's incentive compensation is based in part on the performance of the National Life fixed income accounts, and in part on the performance of the Conservative Strategies Fund and the Total Return Bond Fund.

A portion of the incentive compensation for each of the portfolio managers is deferred and invested in one or more Sentinel Funds.  This deferred portion vests over a period of time.  Additional discretionary incentives may be awarded from time to time based on overall results for National Life and its affiliates.  Mr. Brownlee, Mr. Manion and Ms. Schapiro also receive as additional compensation a portion of the advisory fees earned by the Adviser on the Funds that they manage. Portfolio managers also participate in benefit plans and programs available generally to all employees of National Life and its affiliates. These include health, life and disability insurance, and a cash balance and defined benefit pension plan.

At the discretion of the Adviser, certain portfolio managers may be awarded Sentinel Value Units (“SVUs”), which represent equity ownership in Sentinel Investments (consisting of the Adviser, SFSC and SASI).  SVUs may be awarded each year to participating managers based on Fund performance.  Their value is calculated annually and is based on assets under management, profitability of Sentinel Investments; and advisory fees earned by the Adviser.  SVU awards vest over a period of time, to create incentives to retain key talent.  A portion of the vested amount may be paid out each year.  The remaining portion may be paid out at differing times, depending on various circumstances (e.g., retirement).

GLOBALT. GLOBALT compensates each portfolio manager of the Georgia Municipal Bond Fund for his or her management of the Fund. Ms. Busby is an independent contractor, paid on a monthly basis for her investment advisory and management services, and Messrs. Paulette and Fullam, as GLOBALT employees, may receive a discretionary bonus of up to 10% of their regular salary. The discretionary bonus is based upon the pre-tax performance of the Fund over a calendar year.

With respect to the separate accounts managed by GLOBALT, GLOBALT may compensate Ms. Busby with a discretionary bonus in addition to her fee and Messrs. Paulette and Fullam with a discretionary bonus in addition to their regular salaries. This discretionary bonus is based upon the performance of the portfolio managers' separately-managed accounts.

Portfolio managers who are GLOBALT employees also participate in benefit and retirement plans and programs available generally to all employees of GLOBALT and its affiliates. Ms. Busby is an independent contractor to GLOBALT.

Portfolio Managers' Fund Ownership. For each Fund, the following table shows the dollar range of shares owned beneficially and of record by the person(s) who are primarily responsible for the day-to-day management of the Fund (each a "portfolio manager"), including investments by their immediate family members.  Unless otherwise indicated, information is provided as of December 31, 2011.

A.	None
B.	$1 to $10,000
C.	$10,001 to $50,000
D.	$50,001 to $100,000
E.	$100,001 to $500,000
F.	$500,001 to $1,000,000
G.	Over $1,000,000

Fund(s) Managed	Portfolio Manager	Aggregate Dollar Range of Equity Securities in the Fund
Balanced Fund	David M. Brownlee	A
	Jason Doiron	A
	Daniel J. Manion	A

Capital Growth	Kelli K. Hill	A

Common Stock	Daniel J. Manion	F
	Hilary T. Roper	C

Georgia Municipal Bond	Megan Busby	A
	Gary Fullam	A

Government Securities Fund	David M. Brownlee	F
	Jason Doiron	C

Growth Leaders	Kelli K. Hill	A

International Equity	Katherine Schapiro	F

Short Maturity Government Fund	David M. Brownlee	A
	Jason Doiron	C

Sustainable Core Opportunities	Daniel J. Manion	A
	Helena Ocampo	A

Total Return Bond	David M. Brownlee	A
	Jason Doiron	C

The following Fund ownership information is provided as of August 3, 2012:

Conservative Strategies	David Brownlee	A
	Jason Doiron	A
	Daniel Manion	A
	Katherine Shapiro	E
	Christian Thwaites	F

Mid Cap	Carole Hersam	C
	Daniel Manion	A
	Hilary Roper	B
	Christian Thwaites	C

Mid Cap II	Carole Hersam	A
	Daniel Manion	A
	Hilary Roper	A
	Christian Thwaites	A

Small Company	Carole Hersam	D
	Daniel Manion	A
	Hilary Roper	C
	Christian Thwaites	E

Sustainable Mid Cap Opportunities	Carole Hersam	A
	Daniel Manion	A
	Hilary Roper	A
	Christian Thwaites	A

Portfolio Management Conflicts of Interest. In addition to managing the assets of one or more Funds, each portfolio manager may have responsibility for managing other client accounts of the Adviser. The manner in which the portfolio manager's incentive compensation is weighted among the accounts managed may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her incentive compensation. The tables below show, for the portfolio manager(s) of each Fund, the number and asset size of the following types of accounts that he or she manages (if any): (1) SEC registered investment companies (or series thereof) other than the Company and (2) other accounts (e.g., accounts managed for individuals or organizations). The tables also show the number of performance based fee accounts for each category, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. Information is provided as of November 30, 2011, unless otherwise indicated.

Portfolio Managers' Management of Registered Investment

Companies/Series Other Than the Funds

Portfolio Manager	Number of Companies/Series	Total Assets	Number of Companies/Series with Performance- Based Fee	Total Assets of Companies/Series with Performance-Based Fee
David M. Brownlee	2	$74.4 million	None	None
Jason Doiron	1	$70.4 million	None	None
Daniel J. Manion	2	$207.7 million	None	None
Hilary T. Roper	1	$196.9 million	None	None

The information in the table immediately below is provided as of August 1, 2012 and is in addition to the information provided in the table immediately above:

Portfolio Manager	Number of Companies/Series	Total Assets	Number of Companies/Series with Performance- Based Fee	Total Assets of Companies/Series with Performance-Based Fee
Carole Hersam	2	$69.8 million	None	None
Dan J. Manion	2	$69.8 million	None	None
Hilary Roper	2	$69.8 million	None	None
Christian W. Thwaites	2	$69.8 million	None	None

Portfolio Managers' Management of Accounts

That Are Not Pooled Investment Vehicles

Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts with Performance- Based Fee	Total Assets of Accounts with Performance-Based Fee
David M. Brownlee	5	$5,137.9 million	None	None
Megan Busby	25	$261.5 million	None	None
Jason Doiron	11	$13,665.3 million	None	None
Gary Fullam	6	$327.7 million	None	None
Kelli K. Hill	0	$0 million	None	None
Daniel J. Manion	2	$47.2 million	None	None
Greg Paulette	200	$305.2 million	None	None
Hilary T. Roper	0	$0 million	None	None
Katherine Schapiro	1	$18.7 million	None	None

Conflicts of Interest. The Adviser is affiliated with other companies in National Life Group that maintain accounts managed by the Adviser, including National Life Insurance Company. Real, potential or apparent conflicts of interest may arise where the same investment opportunities are appropriate for the portfolio of one of those companies or for the portfolios of other clients.

For the Adviser and GLOBALT, conflicts of interest may arise particularly in cases where the same portfolio manager has day-to-day portfolio management responsibilities with respect to more than one Fund and/or other account. The Adviser has established procedures under which, when the Adviser recommends to a Fund the purchase of an issue that it may also recommend for other clients or for the portfolios of its affiliates, investment opportunities are allocated by a means which is fair. Generally investment opportunities are allocated to different investors for which a given investment opportunity is suitable on a pro rata basis. However, the allocation may be changed from pro rata where a good reason to do so exists, such as that the pro rata allocation would result in such small allocations to a particular investor that it is not cost effective or meaningful. For fixed-income investments, allocations are normally in proportion to cash available for investment in a particular opportunity, but an opportunity judged to be more suitable to a particular account than others may be allocated to such account. Over time the Adviser seeks to ensure that no Fund or other account is favored over others. GLOBALT has established policies and procedures designed to ensure that the purchase and sale of securities among all accounts they manage are fairly and equitably allocated.